UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2019

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-222986	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a) On June 13, 2019, CNL Strategic Capital, LLC (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at which a quorum was present in person or by proxy.

(b) At the Annual Meeting, the Company’s shareholders voted on a total of two proposals, as identified below, all of which were described in the Company’s 2019 Proxy Statement dated April 4, 2019 (the “2019 Proxy Statement”). The following are the voting results on the proposals considered and voted upon at the Annual Meeting.

1. Proposal 1:	The election of Mr. Benjamin A. Posen to the board of directors of the Company (the “Board”) for a term expiring at the 2022 Annual Meeting of Stockholders. This proposal was passed, with voting results as follows:

For	Against	Withheld
2,107,578	7,730	122,423

2. Proposal 2:	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019. This proposal was passed, with voting results as follows:

For	Against	Withheld
2,122,193	2,000	113,538

Item 8.01	Other Events.

Determination of Net Asset Value for the month ended May 31, 2019

On June 14, 2019, the Board of the Company determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under the "Determination of Net Asset Value" in the Prospectus, as amended and supplemented. Class FA shares were offered in a separate private offering and are not being offered in the Company’s current public offering (the “Offering”). Additionally, pursuant to our share repurchase program, we conduct quarterly share repurchases to allow our shareholders to sell all or a portion of their shares back to us at a price equal to the net asset value per share as of the last date of the month immediately prior to the repurchase date. The repurchase date for our next quarterly repurchase will be June 28, 2019. The following table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, and Class I shares as of May 31, 2019:

Month Ended May 31, 2019	Class FA	Class A	Class T	Class D	Class I	Total
Net Asset Value	$88,713,677	$11,069,780	$1,791,957	$4,411,052	$15,277,077	$121,263,543
Number of Outstanding Shares	3,266,260	413,888	66,717	166,799	567,627	4,481,291
Net Asset Value, Per Share	$27.16	$26.75	$26.86	$26.45	$26.91

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Public Offering Price Adjustment

On June 14, 2019, the Board also approved the new per share public offering price for each share class in the Offering. The new public offering prices will be effective as of June 21, 2019 and will be used for the Company’s next monthly closing for subscriptions on June 28, 2019. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share as of May 31, 2019. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in the Offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$29.23	$28.20	$26.45	$26.91
Selling Commissions, Per Share	$1.75	$0.85
Dealer Manager Fees, Per Share	$0.73	$0.49

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On June 14, 2019, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

		Declared Distribution Per Share for Each Share Class
Distribution Record Date	Distribution Payment Date	Class FA	Class A	Class T	Class D	Class I
July 30, 2019	August 12, 2019	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2019		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer